CLIPPER FUNDSM	Schedule of Investments
March 31, 2019 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (94.46%)
COMMUNICATION SERVICES – (14.53%)
Media & Entertainment – (14.53%)
Alphabet Inc., Class A *	41,810	$49,205,771
Alphabet Inc., Class C *	52,972	62,152,577
ASAC II L.P. *(a)(b)	407,313	415,581
Facebook, Inc., Class A *	237,730	39,627,214
MultiChoice Group Ltd. (South Africa)*	84,630	707,951
	Total Communication Services	152,109,094
CONSUMER DISCRETIONARY – (14.68%)
Automobiles & Components – (1.23%)
Adient plc *	996,159	12,910,221
Consumer Services – (4.19%)
New Oriental Education & Technology Group, Inc., ADR (China)*	487,000	43,873,830
Retailing – (9.26%)
Alibaba Group Holding Ltd., ADR (China)*	125,210	22,844,565
Amazon.com, Inc. *	41,546	73,983,039
Naspers Ltd. - N (South Africa)	84,630	19,544,244
		116,371,848
	Total Consumer Discretionary	173,155,899
ENERGY – (4.42%)
Apache Corp.	1,333,999	46,236,405
	Total Energy	46,236,405
FINANCIALS – (43.99%)
Banks – (13.28%)
Bank of America Corp.	355,900	9,819,281
JPMorgan Chase & Co.	380,182	38,485,824
U.S. Bancorp	684,850	33,002,921
Wells Fargo & Co.	1,192,422	57,617,831
		138,925,857
Diversified Financials – (25.82%)
Capital Markets – (6.33%)
Bank of New York Mellon Corp.	1,312,723	66,200,621
Consumer Finance – (10.34%)
American Express Co.	426,126	46,575,572
Capital One Financial Corp.	754,173	61,608,392
		108,183,964
Diversified Financial Services – (9.15%)
Berkshire Hathaway Inc., Class A *	318	95,786,370
		270,170,955
Insurance – (4.89%)
Property & Casualty Insurance – (4.89%)
Markel Corp. *	51,337	51,143,973
	Total Financials	460,240,785
HEALTH CARE – (2.04%)
Health Care Equipment & Services – (2.04%)
Quest Diagnostics Inc.	237,270	21,335,319
	Total Health Care	21,335,319
INDUSTRIALS – (10.99%)
Capital Goods – (10.99%)
Ferguson PLC (United Kingdom)	365,490	23,249,419

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2019 (Unaudited)

	Shares/Principal	Value
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Capital Goods – (Continued)
General Electric Co.	1,679,890	$16,782,101
United Technologies Corp.	574,505	74,047,949
Wabtec Corp.	11,771	867,758
	Total Industrials	114,947,227
MATERIALS – (1.94%)
LafargeHolcim Ltd. (Switzerland)	411,214	20,305,520
	Total Materials	20,305,520
TOTAL COMMON STOCK – (Identified cost $709,990,212)		988,330,249
PREFERRED STOCK – (2.74%)
INDUSTRIALS – (2.74%)
Transportation – (2.74%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	524,409	24,443,437
Didi Chuxing Joint Co., Series B (China)*(a)(b)	91,609	4,270,024
	Total Industrials	28,713,461
TOTAL PREFERRED STOCK – (Identified cost $24,712,474)		28,713,461
SHORT-TERM INVESTMENTS – (2.90%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 2.70%, 04/01/19, dated 03/29/19, repurchase value of $11,896,676 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 1.125%-10.00%, 04/20/19-12/20/68, total market value $12,131,880)	$11,894,000	11,894,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.50%, 04/01/19, dated 03/29/19, repurchase value of $1,808,377 (collateralized by: U.S. Government agency obligation in a pooled cash account, 2.875%, 11/30/23, total market value $1,844,160)	1,808,000	1,808,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 2.65%, 04/01/19, dated 03/29/19, repurchase value of $7,137,576 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-5.00%, 08/01/24-11/01/47, total market value $7,278,720)	7,136,000	7,136,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 2.50%, 04/01/19, dated 03/29/19, repurchase value of $9,516,982 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.60%-4.00%, 07/01/24-07/01/47, total market value $9,705,300)	9,515,000	9,515,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $30,353,000)		30,353,000

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2019 (Unaudited)

	Total Investments – (100.10%) – (Identified cost $765,055,686)	$1,047,396,710
	Liabilities Less Other Assets – (0.10%)	(1,090,663)
	Net Assets – (100.00%)	$1,046,306,047

ADR: American Depositary Receipt

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $29,129,042 or 2.78% of the Fund's net assets as of March 31, 2019.

(b)	The value of this security was determined using significant unobservable inputs.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2019 (Unaudited)

Fair Value Measurements – (Continued)

The following is a summary of the inputs used as of March 31, 2019 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$151,693,513	$–	$415,581	$152,109,094
Consumer Discretionary	173,155,899	–	–	173,155,899
Energy	46,236,405	–	–	46,236,405
Financials	460,240,785	–	–	460,240,785
Health Care	21,335,319	–	–	21,335,319
Industrials	114,947,227	–	–	114,947,227
Materials	20,305,520	–	–	20,305,520
Preferred Stock:
Industrials	–	–	28,713,461	28,713,461
Short-term securities	–	30,353,000	–	30,353,000
Total Investments	$987,914,668	$30,353,000	$29,129,042	$1,047,396,710

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the three months ended March 31, 2019. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at March 31, 2019 was $86,138. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance January 1, 2019	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance March 31, 2019
Investments in Securities:
Common Stock	$398,067	$–	$17,514	$–	$–	$415,581
Preferred Stock	28,644,837	–	68,624	–	–	28,713,461
Total Level 3	$29,042,904	$–	$86,138	$–	$–	$29,129,042

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount(s) or	Impact to Valuation from
	March 31, 2019	Technique	Input(s)	Range	an Increase in Input
Investments in Securities:
Common Stock	$415,581	Discounted Cash Flow	Annualized Yield	3.493%	Decrease

Preferred Stock	28,713,461	Market Approach	Volume-Weighted Transaction Price	$46.00-$48.39	Increase
Total Level 3	$29,129,042

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2019 (Unaudited)

Federal Income Taxes

At March 31, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$765,934,300
Unrealized appreciation	347,406,527
Unrealized depreciation	(65,944,117)
Net unrealized appreciation	$281,462,410

For information regarding the Fund’s other significant accounting policies, please refer to the Fund’s most recent Semi-Annual or Annual Shareholder Report.